SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 12, 1999

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

         Georgia                    0-24532                    58-2094179
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(State of Incorporation)   (Commission File Number)         (IRS Employer
                                                         Identification Number)



       101 North Greenwood St., P.O. Box 3007
                 LaGrange, Georgia                                30240
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       (Address of principal executive offices)                 (Zip code)



       Registrant's telephone number, including area code: (706) 845-5000


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Item 5.      Other Events
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     On March  12,  1999,  the  Registrant  executed  a Letter  of  Intent  with
Thomaston Federal Savings Bank ("Thomaston"), located in Thomaston, Georgia. The Letter of Intent provides that a wholly-owned subsidiary of the Registrant, formed for the purpose of effecting the merger, will merge into Thomaston and, as a result, Thomaston will become a wholly-owned subsidiary of the Registrant. Attached hereto is a copy of the announcement of the combination.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
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    (c)     Exhibits.  The following exhibits are filed as part of this report:

   99.1     Press release, dated March 12, 1999, issued by the Registrant.



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                                INDEX OF EXHIBITS

Exhibit
Number   Description
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  99.1   Press release, dated March 12, 1999.



                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 18, 1999


                                     FLAG Financial Corporation

                                     /s/John S. Holle
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                                     By John S. Holle
                                     Chairman of the Board


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